TRUEBLUE REPORTS THIRD QUARTER 2026 RESULTS

TACOMA, WASH. - Nov. 4, 2026 -- TrueBlue (NYSE:TBI) today announced its third quarter results for 2026.

Third Quarter 2026 Financial Highlights

•Revenue of $521 million, up 21 percent compared to the prior year period
•Net income of $9 million or $0.28 per share compared to net loss of $2 million or $0.06 per share in the prior year period
◦SG&A expense improved 3 percent to $89 million compared to $92 million in the prior year period
◦Adjusted EBITDA1 improved to $21 million compared to $11 million in the prior year period
◦Adjusted net income per share increased to $0.33 compared to $0.03 in the prior year period
•Cash of $20 million, debt of $102 million and $66 million of unused borrowing capacity, for total liquidity of $86 million at period end
◦Increased working capital by $35 million during the quarter.

Commentary

“We outperformed in the third quarter, exceeding expectations for both revenue and profitability as our strategic focus on end market expansion continues to produce meaningful results,” said Taryn Owen, President and CEO of TrueBlue. “We delivered our fifth consecutive quarter of top-line growth with increased operating leverage driven by strong execution in skilled verticals and continued growth in our core, on-demand business.”

Ms. Owen continued, “While recovery trends vary across verticals, geographies and services, we are seeing improvement in areas that are well aligned with our strategic positioning. Our results this quarter underscore the progress we are making against our priorities and the momentum building as we continue to expand in attractive markets, strengthen our sales model, and drive efficiency through technology and discipline to deliver long-term growth and margin expansion.”

Results

Third quarter revenue was $521 million, a 21 percent increase compared to the prior year period. Net income per diluted share was $0.28 compared to net loss per diluted share of $0.06 in the prior year period. Adjusted net income1 per diluted share was $0.33 compared to $0.03 in the prior year period.

2026 Outlook

TrueBlue is providing certain forward-looking information to help investors form their estimates, which can be found in the quarterly earnings presentation filed today.

Management will discuss third quarter 2026 results on a webcast at 2:00 p.m. PT (5:00 p.m. ET), today, Wednesday, Nov. 4, 2026.

The quarterly earnings presentation and webcast can be accessed on the Investor Relations section of the TrueBlue website: investor.trueblue.com.

About TrueBlue

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first–advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands–PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals–provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed and scale to the changing world of work. Learn more at www.trueblue.com.

1 Refer to the financial statements accompanying this release for more information regarding non-GAAP terms.

Forward-looking statements and non-GAAP financial measures

This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding market expansion and stabilization in demand, and operational efficiencies, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to attract and retain clients, (4) the concentration of our revenue among a limited number of clients, (5) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (6) our ability to successfully execute on business strategies and further digitalize our business model, (7) factors relating to any unsolicited offer to purchase the shares of the Company, actions taken by the Company or its shareholders in response to such an offer, and the effects of such an offer on the Company’s business; (8) actions of activist investors including costs and expenses incurred to address activism-related matters and the distraction of management from business operations in responding to those actions, including any proposals or a proxy contest for the election of directors at our annual meeting of shareholders; (9) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (10) new laws, regulations, and government incentives that could affect our operations or financial results, (11) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (12) our ability to successfully integrate acquired businesses, and (13) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.
In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our U.S. GAAP and non-GAAP financial measures in the appendix to this document and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Contact

Investor Relations
InvestorRelations@trueblue.com

TRUEBLUE, INC.
SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	13 weeks ended		39 weeks ended
(in thousands, except per share data)	Sep 27, 2026	Sep 28, 2025	Sep 27, 2026	Sep 28, 2025
Revenue from services	$520,737	$431,266	$1,362,304	$1,197,819
Cost of services	413,740	333,374	1,084,706	920,021
Gross profit	106,997	97,892	277,598	277,798
Selling, general and administrative expense	89,082	91,728	260,212	276,147
Depreciation and amortization (exclusive of depreciation included in cost of services)	5,922	6,310	17,720	18,661
Loss on assets held-for-sale	—	—	3,026	—
Goodwill and intangible asset impairment charge	—	—	3,656	200
Income (loss) from operations	11,993	(146)	(7,016)	(17,210)
Interest and other income (expense), net	(1,719)	(1,059)	(4,411)	2,037
Income (loss) before tax expense	10,274	(1,205)	(11,427)	(15,173)
Income tax expense	1,029	711	2,492	1,251
Net income (loss)	$9,245	$(1,916)	$(13,919)	$(16,424)

Net income (loss) per common share:
Basic	$0.30	$(0.06)	$(0.46)	$(0.55)
Diluted	$0.28	$(0.06)	$(0.46)	$(0.55)

Weighted average shares outstanding:
Basic	30,439	29,896	30,333	29,817
Diluted	32,632	29,896	30,333	29,817

TRUEBLUE, INC.
SUMMARY CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	Sep 27, 2026	Dec 28, 2025
ASSETS
Cash and cash equivalents	$19,767	$24,510
Accounts receivable, net	326,935	241,233
Other current assets	27,859	31,866
Total current assets	374,561	297,609
Property and equipment, net	62,500	73,117
Restricted cash, cash equivalents and investments	115,405	136,588
Goodwill and intangible assets, net	55,171	60,591
Other assets, net	63,538	70,762
Total assets	$671,175	$638,667

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and other accrued expenses	$42,561	$36,111
Accrued wages and benefits	79,937	61,736
Current portion of workers’ compensation claims reserve	23,629	24,193
Other current liabilities	14,535	16,493
Total current liabilities	160,662	138,533
Workers’ compensation claims reserve, less current portion	60,077	72,551
Long-term debt	102,300	65,800
Other long-term liabilities	81,532	87,226
Total liabilities	404,571	364,110
Shareholders’ equity	266,604	274,557
Total liabilities and shareholders’ equity	$671,175	$638,667

TRUEBLUE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	39 weeks ended
(in thousands)	Sep 27, 2026	Sep 28, 2025
Cash flows from operating activities:
Net loss	$(13,919)	$(16,424)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of services)	20,478	21,657
Non-cash loss on assets held-for-sale	3,026	—
Goodwill and intangible asset impairment charge	3,656	200
Provision for credit losses	1,002	1,119
Stock-based compensation	6,479	5,629
Deferred income taxes	218	(356)
Non-cash lease expense	7,815	8,291
Other operating activities	(4,401)	(3,643)
Changes in operating assets and liabilities:
Accounts receivable	(86,703)	(24,411)
Income taxes receivable and payable	(505)	3,151
Other assets	6,322	5,233
Accounts payable and other accrued expenses	7,045	(7,693)
Accrued wages and benefits	18,201	(4,355)
Workers’ compensation claims reserve	(13,038)	(36,898)
Operating lease liabilities	(8,748)	(8,614)
Other liabilities	(3,335)	3,440
Net cash used in operating activities	(56,407)	(53,674)
Cash flows from investing activities:
Capital expenditures	(8,408)	(12,552)
Acquisition of business, net of cash acquired	—	(30,181)
Proceeds from business divestiture, net	—	400
Payments for company-owned life insurance	—	(2)
Proceeds from company-owned life insurance	832	—
Purchases of restricted held-to-maturity investments	(13,115)	(3,935)
Sales and maturities of restricted held-to-maturity investments	36,287	30,178
Other	8	—
Net cash provided by (used in) investing activities	15,604	(16,092)
Cash flows from financing activities:
Net proceeds from employee stock purchase plans	207	363
Common stock repurchases for taxes upon vesting of restricted stock	(657)	(973)
Net change in revolving credit facility	36,500	60,600
Other	(505)	(401)
Net cash provided by financing activities	35,545	59,589
Effect of exchange rate changes on cash, cash equivalents and restricted cash and cash equivalents	(500)	(134)
Net change in cash, cash equivalents, and restricted cash and cash equivalents	(5,758)	(10,311)
Cash, cash equivalents and restricted cash and cash equivalents, beginning of period	44,020	61,100
Cash, cash equivalents and restricted cash and cash equivalents, end of period	$38,262	$50,789

TRUEBLUE, INC.
SEGMENT DATA
(Unaudited)

	13 weeks ended
(in thousands)	Sep 27, 2026	Sep 28, 2025
Revenue from services:
PeopleReady	$337,966	$251,436
PeopleManagement	135,362	132,863
PeopleSolutions	47,409	46,967
Total company	$520,737	$431,266

Segment profit (1):
PeopleReady	$20,092	$8,099
PeopleManagement	5,960	4,552
PeopleSolutions	4,499	4,185
Total segment profit	30,551	16,836
Corporate unallocated expense	(9,802)	(6,194)
Total company Adjusted EBITDA (2)	20,749	10,642
Third-party processing fees for hiring tax credits (3)	—	(60)
Amortization of software as a service assets (4)	(1,245)	(1,063)
Acquisition/integration costs	—	(42)
Workforce reduction costs	(422)	(527)
Other adjustments, net (5)	(291)	(1,751)
EBITDA (2)	18,791	7,199
Depreciation and amortization (6)	(6,798)	(7,345)
Interest and other income (expense), net	(1,719)	(1,059)
Income (loss) before tax expense	10,274	(1,205)
Income tax expense	(1,029)	(711)
Net income (loss)	$9,245	$(1,916)
(1)We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes loss on assets held-for-sale, goodwill and intangible asset impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
(2)See the Non-GAAP Financial Measures table on the next page for definitions of EBITDA and Adjusted EBITDA.
(3)These third-party processing fees are associated with generating hiring tax credits.
(4)Amortization of software as a service assets is reported in selling, general and administrative expense.
(5)Other adjustments for the 13 weeks ended September 27, 2026 and September 28, 2025 include non-routine professional fees and other expenses.
(6)Includes software depreciation reported in cost of services.

TRUEBLUE, INC.
NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net income and Adjusted net income per diluted share	Net income (loss) and net income (loss) per diluted share, excluding: –non-cash amortization of intangibles, –acquisition/integration costs, –workforce reduction costs, and –other adjustments, net.
–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

EBITDA and Adjusted EBITDA
EBITDA excludes from net income (loss):
–income tax expense,
–interest and other (income) expense, net, and
–non-cash depreciation and amortization.

Adjusted EBITDA further excludes:
–third-party processing fees for hiring tax credits,
–non-cash amortization of software as a service assets,
–acquisition/integration costs,
–workforce reduction costs, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

Adjusted SG&A expense
Selling, general and administrative expense excluding:
–third-party processing fees for hiring tax credits,
–non-cash amortization of software as a service assets,
–acquisition/integration costs,
–workforce reduction costs, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

1.RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE
(Unaudited)

	13 weeks ended
(in thousands, except for per share data)	Sep 27, 2026	Sep 28, 2025
Net income (loss)	$9,245	$(1,916)
Non-cash amortization of intangible assets	650	650
Acquisition/integration costs	—	42
Workforce reduction costs (1)	422	527
Other adjustments, net (2)	291	1,751
Adjusted net income	$10,608	$1,054

Adjusted net income per diluted share	$0.33	$0.03

Diluted weighted average shares outstanding	32,632	30,283

Margin / % of revenue:
Net income (loss)	1.8%	(0.4)%
Adjusted net income	2.0%	0.2%
2.RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(Unaudited)

	13 weeks ended
(in thousands)	Sep 27, 2026	Sep 28, 2025
Net income (loss)	$9,245	$(1,916)
Income tax expense	1,029	711
Interest and other (income) expense, net	1,719	1,059
Non-cash depreciation and amortization (3)	6,798	7,345
EBITDA	18,791	7,199
Third-party processing fees for hiring tax credits (4)	—	60
Non-cash amortization of software as a service assets (5)	1,245	1,063
Acquisition/integration costs	—	42
Workforce reduction costs (1)	422	527
Other adjustments, net (2)	291	1,751
Adjusted EBITDA	$20,749	$10,642

Margin / % of revenue:
Net income (loss)	1.8%	(0.4)%
Adjusted EBITDA	4.0%	2.5%

3.RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE
(Unaudited)

	13 weeks ended
(in thousands)	Sep 27, 2026	Sep 28, 2025
Selling, general and administrative expense	$89,082	$91,728
Third-party processing fees for hiring tax credits (4)	—	(60)
Non-cash amortization of software as a service assets (5)	(1,245)	(1,063)
Acquisition/integration costs	—	(42)
Workforce reduction costs (1)	(418)	(374)
Other adjustments, net (2)	(291)	(1,751)
Adjusted SG&A expense	$87,128	$88,438

% of revenue:
Selling, general and administrative expense	17.1%	21.3%
Adjusted SG&A expense	16.7%	20.5%
(1)Workforce reduction costs were reported as $0.4 million in selling, general and administrative expense for the 13 weeks ended September 27, 2026. Workforce reduction costs were reported as $0.1 million in cost of services and $0.4 million in selling, general and administrative expense for the 13 weeks ended September 28, 2025.
(2)Other adjustments for the 13 weeks ended September 27, 2026 and September 28, 2025 include non-routine professional fees and other expenses.
(3)Includes software depreciation reported in cost of services.
(4)These third-party processing fees are associated with generating hiring tax credits.
(5)Amortization of software as a service assets is reported in selling, general and administrative expense.